UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 12, 2016

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street New York, New York		10286
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On April 13, 2016, the Federal Deposit Insurance Corporation (the “FDIC”) and the Board of Governors of the Federal Reserve System (the “Federal Reserve”) jointly announced determinations and provided firm-specific feedback on the 2015 resolution plans of eight systemically important, domestic banking institutions, including The Bank of New York Mellon Corporation (the “Corporation”). The agencies determined that the Corporation’s 2015 resolution plan was not credible or would not facilitate an orderly resolution under the U.S. Bankruptcy Code, the statutory standard established in the Dodd-Frank Wall Street Reform and Consumer Protection Act, and issued a joint notice of deficiencies and shortcomings regarding the Corporation’s plan and the actions that must be taken to address them. Deficiencies must be remedied by October 1, 2016, and shortcomings must be addressed in our 2017 resolution plan, which is due on July 1, 2017.

If the Federal Reserve and FDIC jointly determine that we fail to address the deficiencies in our October 1, 2016 submission, they may jointly impose more stringent capital, leverage or liquidity requirements or restrictions on our growth, activities or operations. If we continue to fail to adequately remedy those deficiencies, we could be required to divest assets or operations that the regulators determine necessary to facilitate an orderly resolution. If the Federal Reserve and FDIC jointly determine that our 2017 resolution plan does not adequately address identified shortcomings, they may find that our 2017 resolution plan is not credible or will not facilitate an orderly resolution under the U.S. Bankruptcy Code.

A copy of the Corporation’s news release on this matter is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, expectations with respect to our resolution plan. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s results to differ materially can be found in the risk factors set forth in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 and the Corporation’s other filings with the Securities and Exchange Commission. All statements speak only as of the date of this Form 8-K, and the Corporation undertakes no obligation to update any statement to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The contents of the Corporation’s websites referenced in the exhibit are not incorporated into this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description

99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 14, 2016	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	News Release	Filed herewith